EXHIBIT 10.7

AMENDMENT TO THE
AMENDED AND RESTATED
ACXIOM CORPORATION
NON-QUALIFIED DEFERRAL PLAN

WHEREAS, Acxiom Corporation (the “Company”) maintains the Acxiom Corporation Non-Qualified Deferral Plan (the “Plan”), amended and restated effective January 1, 2009;

WHEREAS, the Company wishes to revise the Plan to reflect changes in the corporate structure of the Acxiom Corporation controlled group; and

WHEREAS, Section 6.3 of the Plan authorizes the Board or a properly authorized committee of the Board to amend the plan from time-to-time.

NOW, THEREFORE, BE IT RESOLVED, the Company hereby amends the Plan as follows:

1.    Effective September 20, 2018, the Plan shall be transferred from being maintained by Acxiom Corporation to Acxiom Holdings, Inc. All references to Acxiom Corporation, including where “Acxiom Corporation” appears in the Plan name and other benefit plan names that have been transferred to Acxiom Holdings, Inc., shall be amended accordingly.
2.    Effective October 2, 2018, Acxiom Holdings, Inc. shall be renamed LiveRamp Holdings, Inc. All references to Acxiom Holdings, Inc., including where “Acxiom Holdings, Inc.” appears in the Plan name and other benefit plan names, shall be amended accordingly.
3.    Plan Section 1.2(i) is restated in its entirety as follows:
(i)    Employer: Effective September 20, 2018 is Acxiom Holdings, Inc., and any related company which, consistent with authorization by Acxiom Holdings, Inc., has adopted the Plan, and any successor or successors thereto. By its adoption of this plan, an Employer shall be deemed to appoint Acxiom Holdings, Inc. its exclusive agents to exercise on its behalf all of the power and authority conferred by this Plan upon the Employer. Effective October 2, 2018, all references to “Acxiom Holdings, Inc.” in this definition shall be changed to “LiveRamp Holdings, Inc.”

IN WITNESS WHEREOF, the party hereto has executed this amendment on the 14th day of September, 2018.

                        ACXIOM CORPORATION

                        By: /s/ Jerry C. Jones

ACXIOM HOLDINGS, INC.

                        By: /s/ Jerry C. Jones

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